Exhibit 99.1

Notes to Footnote 3:

Mr. Lemke is a managing partner for Thomas Weisel Capital Partners. In such capacity, he may be deemed to share voting and investment power with respect to the shares of Series F-2 Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series F-2 Convertible Preferred Stock is convertible into approximately 0.2056 shares of Common Stock. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

----------------------------------------------------------------------------------------------------------------------
                         Holder                              Shares of Series F-2         Shares of Common Stock
                                                            Convertible Preferred       Issuable Upon Conversion of
                                                           Stock held by the Holder     the Series F-2 Convertible
                                                                                             Preferred Stock**
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners, L.P.                             2,107,943                       433,452
--------------------------------------------------------- --------------------------- --------------------------------
TWP CEO Founder's Circle (AI), L.P.                                 48,701                        10,014
--------------------------------------------------------- --------------------------- --------------------------------
TWP CEO Founder's Circle (QP), L.P.                                177,933                        36,588
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners (Dutch), L.P.                        49,316                        10,141
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners (Dutch II), L.P.                     49,316                        10,141
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners Employee Fund, L.P                   19,842                         4,080
--------------------------------------------------------- --------------------------- --------------------------------
TWP 2000 Co-Investment Fund, L.P.                                   40,372                         8,302
----------------------------------------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.


Notes to Footnote 4:

Mr. Lemke is a managing partner for Thomas Weisel Capital Partners. In such capacity, he may be deemed to share voting and investment power with respect to the shares of Series I-2 Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series I-2 Convertible Preferred Stock is convertible into approximately 0.5615 shares of Common Stock. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.


----------------------------------------------------------------------------------------------------------------------
                         Holder                              Shares of Series I-2         Shares of Common Stock
                                                            Convertible Preferred       Issuable Upon Conversion of
                                                           Stock held by the Holder     the Series I-2 Convertible
                                                                                            Preferred Stock **
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners, L.P.                               446,647                       250,777
--------------------------------------------------------- --------------------------- --------------------------------
TWP CEO Founder's Circle (AI), L.P.                                 10,319                         5,794
--------------------------------------------------------- --------------------------- --------------------------------
TWP CEO Founder's Circle (QP), L.P.                                 37,702                        21,168
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners (Dutch), L.P.                        10,449                         5,867
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners (Dutch II), L.P.                     10,449                         5,867
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners Employee Fund, L.P                    4,021                         2,258
--------------------------------------------------------- --------------------------- --------------------------------
TWP 2000 Co-Investment Fund, L.P.                                    6,729                         3,778
----------------------------------------------------------------------------------------------------------------------




Notes to Footnote 5:

Mr. Lemke is a managing partner for Thomas Weisel Capital Partners. In such capacity, he may be deemed to share voting and investment power with respect to the shares of Series J-2 Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series J-2 Convertible Preferred Stock is convertible into approximately 0.1667 shares of Common Stock. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

----------------------------------------------------------------------------------------------------------------------
                         Holder                              Shares of Series J-2         Shares of Common Stock
                                                            Convertible Preferred       Issuable Upon Conversion of
                                                           Stock held by the Holder     the Series J-2 Convertible
                                                                                            Preferred Stock **
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners, L.P.                             3,051,059                       508,510
--------------------------------------------------------- --------------------------- --------------------------------
TWP CEO Founder's Circle (AI), L.P.                                 70,491                        11,749
--------------------------------------------------------- --------------------------- --------------------------------
TWP CEO Founder's Circle (QP), L.P.                                257,542                        42,924
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners (Dutch), L.P.                        71,380                        11,897
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners (Dutch II), L.P.                     71,380                        11,897
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners Employee Fund, L.P                   24,247                         4,041
----------------------------------------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.


Notes to Footnote 6:

Mr. Lemke is a managing partner for Thomas Weisel Capital Partners. In such capacity, he may be deemed to share voting and investment power with respect to the shares of Series J-3 Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series J-3 Convertible Preferred Stock is convertible into approximately 0.3333 shares of Common Stock. The reporting person disclaim beneficial ownership of such securities except to the extent of his pecuniary interest therein.

----------------------------------------------------------------------------------------------------------------------
                         Holder                              Shares of Series J-3         Shares of Common Stock
                                                            Convertible Preferred       Issuable Upon Conversion of
                                                           Stock held by the Holder     the Series J-3 Convertible
                                                                                            Preferred Stock **
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners, L.P.                             1,925,973                       641,991
--------------------------------------------------------- --------------------------- --------------------------------
TWP CEO Founder's Circle (AI), L.P.                                 44,498                        14,833
--------------------------------------------------------- --------------------------- --------------------------------
TWP CEO Founder's Circle (QP), L.P.                                162,573                        54,191
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners (Dutch), L.P.                        45,058                        15,019
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners (Dutch II), L.P.                     45,058                        15,019
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners Employee Fund, L.P                   15,306                         5,102
----------------------------------------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.



Notes to Footnote 7:

Mr. Lemke is a managing partner for Thomas Weisel Capital Partners. In such capacity, he may be deemed to share voting and investment power with respect to the amount of 10% Secured Convertible Promissory Notes held by the persons listed in the table below, which amount includes interest calculated through October 9, 2003. The table also sets forth the number of shares of Series J-2 Convertible Preferred Stock into which such notes are convertible and the number of shares of Common Stock issuable upon conversion of such shares upon the consummation of Acusphere's initial public offering. The conversion price for the conversion of 10% Secured Convertible Promissory Notes into shares of Series J-2 Convertible Preferred Stock is $1.41. Each share of Series J-2 Convertible Preferred Stock is convertible into approximately 0.1667 shares of Common Stock. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

------------------------------------------------------------------------------------------------------------------------
                    Holder                              Amount of 10%       Shares of Series J-2      Shares of Common
                                                    Secured Convertible          Convertible           Stock Issuable
                                                    Promissory Notes held      Preferred Stock        Upon Conversion
                                                    by the Holder including     issuable upon         of the Series J-2
                                                   interest through 10/9/03   conversion of the          Convertible
                                                                                    notes            Preferred Stock **
-------------------------------------------------- ------------------------- --------------------- ---------------------
Thomas Weisel Capital Partners, L.P.                   $6,326,110.35             4,486,603               747,767
-------------------------------------------------- ------------------------- --------------------- ---------------------
TWP CEO Founder's Circle (AI), L.P.                      $146,156.81               103,657                17,276
-------------------------------------------------- ------------------------- --------------------- ---------------------
TWP CEO Founder's Circle (QP), L.P.                      $533,990.88               378,716                63,119
-------------------------------------------------- ------------------------- --------------------- ---------------------
Thomas Weisel Capital Partners (Dutch), L.P.             $147,999.97               104,964                17,494
-------------------------------------------------- ------------------------- --------------------- ---------------------
Thomas Weisel Capital Partners (Dutch II), L.P.          $147,999.97               104,964                17,494
-------------------------------------------------- ------------------------- --------------------- ---------------------
Thomas Weisel Capital Partners Employee Fund, L.P         $50,273.92                35,655                 5,942

------------------------------------------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.


Notes to Footnote 8:

Mr. Lemke is a managing partner for Thomas Weisel Capital Partners. In such capacity, he may be deemed to share voting and investment power with respect to the number of shares of Series J-2 Convertible Preferred Stock issuable upon exercise of the warrants held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares upon the consummation of Acusphere's initial public offering. The exercise price of the warrants is $1.41. Each share of Series J-2 Convertible Preferred Stock is convertible into approximately 0.1667 shares of Common Stock. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

------------------------------------------------------------------------------------------------------------------------
                         Holder                              Shares of Series J-2         Shares of Common Stock
                                                            Convertible Preferred       Issuable Upon Conversion of
                                                             Stock issuable upon        the Series J-2 Convertible
                                                           exercise of the warrants         Preferred Stock **
                                                              held by the holder
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners, L.P.                               854,702                       142,450
--------------------------------------------------------- --------------------------- --------------------------------
TWP CEO Founder's Circle (AI), L.P.                                 19,746                         3,291
--------------------------------------------------------- --------------------------- --------------------------------
TWP CEO Founder's Circle (QP), L.P.                                 72,145                        12,024
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners (Dutch), L.P.                        19,995                         3,332
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners (Dutch II), L.P.                     19,995                         3,332
--------------------------------------------------------- --------------------------- --------------------------------
Thomas Weisel Capital Partners Employee Fund, L.P                    6,792                         1,132
------------------------------------------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.